SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 14, 2004
(Date of earliest event reported)

Commission File No.:  333-104283-08




                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                                        13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)


1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)




                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
            ------------

            Morgan Stanley & Co. Incorporated, as an underwriter (the "Underwriter") of certain of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-IQ7, has provided certain prospective purchasers of the Class A-1 Certificates ("Class A-1 Offered Certificates") with certain yield tables and other related information (collectively, the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Class A-1 Offered Certificates and the hypothetical characteristics and hypothetical performance of the Class A-1 Offered Certificates under certain assumptions and scenarios.



ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99                               Computational Materials (as defined in
                                       Item 5) that have been provided by the
                                       Underwriter to certain prospective
                                       purchasers of the Class A-1 Offered
                                       Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY CAPITAL I INC.



                                       By:   /s/ Warren H. Friend
                                          --------------------------------
                                          Name:  Warren H. Friend
                                          Title: Vice President


Date:  May 18, 2004

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------


   99                  Computational Materials                         E